NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ William C. Hunter
William C. Hunter

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ Albin F. Moschner
Albin F. Moschner

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ John K. Nelson
John K. Nelson

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ Matthew Thornton III
Matthew Thornton III

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 19th day of November 2020.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 19th day of November 2020.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 19th day of November 2020.

/s/ Margaret L. Wolff
Margaret L. Wolff

NUVEEN OPEN-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of November 2020.

/s/ Robert L. Young
Robert L. Young

APPENDIX A

NUVEEN INVESTMENT FUNDS, INC.

NUVEEN INVESTMENT TRUST

NUVEEN INVESTMENT TRUST II

NUVEEN INVESTMENT TRUST III

NUVEEN INVESTMENT TRUST V

NUVEEN MUNICIPAL TRUST

NUVEEN MULTISTATE TRUST I

NUVEEN MULTISTATE TRUST II

NUVEEN MULTISTATE TRUST III

NUVEEN MULTISTATE TRUST IV

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST